UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                            TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):


                                                           February 18, 2000

Commission file number 000-26369


                           DICOM IMAGING SYSTEMS, INC.


             (Exact name of registrant as specified in its charter)


Nevada                                                     88-0422026
(State of other jurisdiction                            (I.R.S. Employer
of incorporation or                                    Identification No.)
organization)


1350 E. Flamingo Road, Suite 847
Las Vegas, NV                                                89119
(Address of principal executive offices)                   (Zip Code)


Registrant's Telephone number, including area code:       877-624-6243





Item No. 4. Changes in Registrant's Certifying Accountant

     The Company's independent accountant, Kurt D. Saliger,C.PA, has been replaced. The Company's new accountant is KPMG, LLP. January 31, 2000 serves as both the date on which the Company's former independent accountant was dismissed and the date upon which the Company's new independent accountant was appointed. The change in accountants is the result of the Company's growth and desire for an international accounting partner. The decision to change accountants was recommended and approved by the Company's Board of Directors.

     The principal accountant's reports on all of the Company's financial statements did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     There has never been any disagreement with the Company's former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

     The Registrant's accountant has never advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist.

     The Registrant's accountant has never advised the Registrant that information has come to the accountant's attention that has led it to no longer be able to rely on management's representations, or that it has made it unwilling to be associated with the financial statements prepared by management.

     The Registrant's accountant has never advised the Registrant of the need to expand significantly the scope of its audit, or that information has come to the accountant's attention that if further investigated may (i) materially impact the fairness or reliability of: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) caused it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, and due to the accountant's resignation (due to audit scope limitations or otherwise), or dismissal, or for any other reason, the accountant did not so expand the scope of its audit or conduct such further investigations.


     The Registrant's accountant has never advised the Registrant that information has come to the accountant's attention that it has concluded materially impacts the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering a fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to the accountant's resignation, dismissal or declination to stand for re-election, or for any other reason, the issue has not been resolved to the accountant's satisfaction prior to its resignation, dismissal or declination to stand for re-election.

     The Company's former accountant has been requested to furnish the Registrant with a letter addressed to other Commission stating whether the accountant agrees or disagrees with the statements made by the Registrant under this item. The former accountant's letter is filed as an exhibit to this Form 8-K.

Item No. 7. Exhibits

(16) Letter on Change in Certifying Accountant

                                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated February 18, 2000.


                                            DICOM IMAGING SYSTEMS, INC


/s/David Gane
David Gane, President/CEO


                                                     Kurt D. Saliger, C.P.A.


A Professional Certified Public Accountants February 18, 2000


Mr. David Gane
President/CEO Dicom Imaging Systems, Inc.
1350 E. Flamingo Road, Suite 847
Las Vegas, NV  89119



Dear Mr. Gane:


     This is to confirm that the client-auditor relationship between myself and Dicom Imaging Systems, Inc. has ceased, effective January 31, 2000. There are no outstanding cpa fees due to Dicom Imaging Systems, Inc.

     There were no disagreements between Dicom Imaging Systems, Inc. and myself. I understand that the Board's decision was based on physical logistics.
Very truly yours,



Kurt D. Saliger, C.P.A.
By:  Kurt D. Saliger